SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-KA

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 21, 2000
                                -----------------
                Date of report (Date of earliest event reported)

                    THE FIRST CONNECTICUT CAPITAL CORPORATION
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)
                                   CONNECTICUT
                                  ------------
                 (State or Other Jurisdiction of Incorporation)
                               811-0969 06-0759497
                              -------- -----------
           (Commission File Number) (IRS Employer Identification No.)
                    1000 BRIDGEPORT AVENUE, SHELTON, CT 06484
                    ----------------------------------- -----
               (Address of Principal Executive Offices) (Zip Code)
                                 (203) 944-5400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)
                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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                           INFORMATION INCLUDED IN THIS REPORT

Items 1 through 3, 5, 6, 8 and 9 Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant

            On December 11, 2000, the Registrant's Board of Directors dismissed Deloitte & Touche LLP. The independent certified public accounting firm of Saslow, Lufkin & Buggy, LLC of One State Street, Hartford, CT 06193 has been engaged to audit the consolidated financial statements of the Registrant for the year ending March 31, 2001.

            The reports of Deloitte & Touche LLP on the Registrant's consolidated financial statements for the two most recent fiscal years ended March 31, 2000 and 1999 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified. Deloitte & Touche LLP was not engaged to issue any reports on the Registrant's consolidated financial statements for any subsequent interim period preceding their dismissal.

         In connection with the audits of the Registrant's consolidated financial statements for each of the two fiscal years ended March 31, 2000 and 1999 there were no disagreements between the Registrant and Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their reports. During the subsequent interim period preceding the dismal dated December 11, 2000 there were no disagreements between the Registrant and Deloitte & Touche LLP on any matters of accounting principles or practices or financial statement disclosure.

            The Registrant requested Deloitte & Touche LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte & Touche LLP agrees with the above statements, which letter is attached as Exhibit 16.1.




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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)        Exhibits

        NUMBER     EXHIBIT

        16.1 Letter of Deloitte & Touche LLP regarding change in certifying accountant








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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   December 21, 2000           THE FIRST CONNECTICUT CAPITAL CORPORATION



                                     -----------------------------
                                     By:  Lawrence R. Yurdin
                                     Its:  President